UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
_____________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2021

Allegiant Travel Company
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 North Town Center Drive
	Las Vegas, NV	89144
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:              (702) 851-7300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	ALGT	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 1933 (Section 17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 Registrant’s Business and Operations

Item. 1.01 Entry into a Material Definitive Agreement

On October 13, 2021, Sunseeker Florida, Inc. (“SFI”), a wholly-owned subsidiary of Allegiant Travel Company (the “Company”), entered into a Credit Agreement pursuant to which SFI may borrow up to $350,000,000 (the “Loan”) funded by one or more entities directly or indirectly managed by Castlelake, L.P.(“Lender”) to fund the remaining construction of the initial phases of Sunseeker Resorts at Charlotte Harbor (the “Project”). We expect $175,000,000 of the loan to be advanced before the end of October with the balance in two tranches scheduled for April and October 2022.

The Loan is secured by the Project. All of the shares in SFI are also pledged to secure the Loan. The Loan bears interest at 5.75% per annum payable semi-annually, provides for semi-annual principal payments of $26,000,000 beginning in 2025 and matures in October 2028. The Credit Agreement includes covenants similar to the covenants in the Company’s Term Loan B.

To support the credit, the Company has guaranteed the full amount of the debt and has agreed to guarantee completion of the Project in accordance with approved plans and specifications.

The Credit Agreement contains various events of default and upon an event of default the Lender may, subject to various customary cure rights, be relieved of further obligations to fund and require the immediate payment of all amounts outstanding under the Loan. SFI and the Company will use the proceeds of the Loan to fund the construction of the Project.

Section 2 Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2021	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Gregory C. Anderson
	Name:	Gregory C. Anderson
	Title:	Chief Financial Officer